                                                                EXHIBIT 10.24(g)



                      SIXTH AMENDMENT TO CREDIT AGREEMENT



  THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is entered into
                                                  ---------
as of June 30, 1998, among Advanced Micro Devices, Inc., a Delaware corporation (the "Company"), the "Banks" party to the Credit Agreement (collectively, the
      -------
"Banks"), ABN AMRO Bank N.V., as Syndication Agent for the Banks (the
------
"Syndication Agent"), Canadian Imperial Bank of Commerce, as Documentation Agent
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for the Banks (the "Documentation Agent"), and Bank of America National Trust
                    -------------------
and Savings Association, as Administrative Agent for the Banks (the "Agent").
                                                                     -----

  WHEREAS, the Company, the Banks, the Syndication Agent, the Documentation Agent and the Agent are parties to a Credit Agreement dated as of July 19, 1996, as amended by a First Amendment to Credit Agreement dated as of August 7, 1996, a Second Amendment to Credit Agreement dated as of September 9, 1996, a Third Amendment to Credit Agreement dated as of October 1, 1997, a Fourth Amendment to Credit Agreement dated as of January 26, 1998 and a Fifth Amendment to Credit Agreement dated as of February 26, 1998 (as so amended, the "Credit Agreement");
                                                             ----------------

  WHEREAS, the Company has requested that the Majority Banks agree to certain amendments to the Credit Agreement;

  WHEREAS, the Majority Banks have agreed to such request, subject to the terms and conditions hereof;

  NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:


     1.   Definitions; Interpretation.
          ---------------------------

          (a)  Terms Defined in Credit Agreement.  All capitalized terms used
               ---------------------------------
in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b)  Interpretation.  The rules of interpretation set forth in
               --------------
Section 1.02 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.


     2.   Amendments to the Credit Agreement.
          ----------------------------------

          (a) Amendments.  The Credit Agreement is hereby amended as follows:
              ----------

              (i) Section 7.15 of the Credit Agreement (captioned "Modified Quick Ratio") is hereby amended and restated in its entirety as follows:

                                       1.

               "7.15 Modified Quick Ratio. The Company shall not as of the
                     --------------------
          end of any fiscal quarter suffer or permit its ratio (determined on a Consolidated basis) of (a) cash plus the value (valued in accordance
                                          ----
          with GAAP) of all Cash Equivalents, other than Cash Equivalents subject to a Lien securing Indebtedness, plus net Receivables, plus
                                                   ----                  ----
          Fujitsu Receivables, to (b) Consolidated Current Liabilities, to be less than (i) 1.00 to 1.00 at the end of the second fiscal quarter of 1998, (ii) 0.80 to 1.00 at the end of the third fiscal quarter of 1998, at fiscal year-end 1998 and at the end of each of the first, second and third fiscal quarters of 1999, and (v) 0.90 to 1.00 at fiscal year-end 1999 and thereafter."

          (ii) Section 7.16 of the Credit Agreement (captioned "Minimum Tangible Net Worth") is hereby amended and restated in its entirety as follows:

              "7.16  Minimum Tangible Net Worth. The Company shall not suffer or
                     --------------------------
          permit its Consolidated Tangible Net Worth (a) at the end of the Company's second fiscal quarter of 1998 to be less than $1,920,000,000, and (b) at the end of the Company's third fiscal quarter of 1998 and thereafter to be less than $1,920,000,000 plus (i)
                                                                        ----
          (without duplication for amounts included under clause (iv) below) 75% of net income for the Company and its Restricted Subsidiaries computed from the first day of the Company's third fiscal quarter of 1998 through the end of such fiscal quarter for which the determination is being made, determined quarterly on a Consolidated basis and not reduced by any quarterly loss, plus (ii) 100% of the Net Issuance
                                         ----
          Proceeds of any sale of capital stock of the Company by or for the account of the Company occurring on or after the first day of the Company's third fiscal quarter of 1998, plus (iii) any increase in
                                                  ----
          stockholders' equity of the Company resulting from the conversion of debt securities of the Company to equity securities of the Company on or after the first day of the Company's third fiscal quarter of 1998, plus (iv) 100% of the Net Issuance Proceeds (net of Taxes payable in
          ----
          respect thereof) of any sale of capital stock of the Vantis Subsidiary by or for the account of the Company occurring on or after the first day of the Company's third fiscal quarter of 1998."

          (iii) Section 7.17 of the Credit Agreement (captioned
    "Leverage Ratio") is hereby amended by deleting clauses (i), (ii) and
    (iii) therefrom and substituting therefor the following:

          "(i) 1.00 to 1.00 at the end of the second fiscal quarter of 1998,
          (ii) 1.05 to 1.00 at the end of the third fiscal quarter of 1998,
          (iii) 1.00 to 1.00 at fiscal year-end 1998, (iv) 0.95 to 1.00 at the end of each of the first, second and third fiscal quarters of 1999, and (v) 0.90 to 1.00 at fiscal year-end 1999 and thereafter."

                                       2.

              (iv) Section 7.18 of the Credit Agreement (captioned "Fixed Charge Coverage Ratio") is hereby amended by deleting clauses (b),
          (c), (d) and (e) thereof and substituting therefor the following:

              "(b) 0.90 to 1.00 at the end of the second fiscal quarter of 1998,
              (c) 0.95 to 1.00 at the end of the third fiscal quarter of 1998,
              (d) 1.20 to 1.00 at fiscal year-end 1998 and at the end of the first fiscal quarter of 1999, and (e) 1.50 to 1.00 at the end of the second fiscal quarter of 1999 and thereafter."

              (v) Section 7.19 of the Credit Agreement (captioned "Profitability") is hereby amended and restated in its entirety as follows:

                    "7.19  Profitability.  The Company shall not suffer
                           -------------
              or permit (a) a net loss of greater than $20,000,000 for the third fiscal quarter of 1998, and (b) net income to be less than $1.00 for the fourth fiscal quarter of 1998, and for each fiscal quarter thereafter, in each case determined for the Company on a Consolidated basis."

          (b)  References Within Credit Agreement.  Each reference in the
               ----------------------------------
     Credit Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

  3.  Representations and Warranties.  The Company hereby represents and
      ------------------------------
warrants to the Agent, the Syndication Agent, the Documentation Agent and the Banks as follows:

      a.  No Default or Event of Default has occurred and is continuing.

      b. The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

      c. This Amendment and the Loan Documents, as amended by this Amendment, constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.

  4.  Amendment Effective Date.  This Amendment will become effective as of June
      ------------------------
26, 1998, provided that the Agent has received (a) from each of the Company and
          --------
the Majority Banks an executed counterpart of this Amendment, and (b) from the Company a nonrefundable amendment fee of $500,000 to be distributed to each Bank in accordance with its Pro Rata Share.

  5.  Miscellaneous.
      -------------

                                       3.

     (a)  Credit Agreement Otherwise Not Affected.  Except as expressly amended
          ---------------------------------------
pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Banks', the Agent's, the Syndication Agent's and the Documentation Agent's execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

     (b)  No Reliance.  The Company hereby acknowledges and confirms to the
          -----------
Agent, the Syndication Agent, the Documentation Agent and the Banks that the Company is executing this Amendment on the basis of its own investigations and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of the Agent, the Syndication Agent, the Documentation Agent, any Bank or any other Person.

     (c)  Amendments and Waivers.  The provisions of this Amendment may only be
          ----------------------
amended or waived, and any consent with respect to any departure by the Company therefrom may only be granted, in accordance with the terms of Section 10.01 of the Credit Agreement.

     (d)  Costs and Expenses.  The Company shall, whether or not the amendments
          ------------------
contemplated hereby shall become effective, pay or reimburse the Agent, within five Business Days after demand, for all costs and expenses incurred by the Agent in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to, this Amendment and the consummation of the transactions contemplated hereby and thereby, including the Attorney Costs incurred by the Agent with respect thereto.

     (e)  Successors and Assigns.  The provisions of this Amendment shall be
          ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (f)  Counterparts.  This Amendment may be executed by one or more of the
          ------------
parties to this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. The parties hereto agree that the Agent and the Company may accept and rely on facsimile transmissions of executed signature pages of this Amendment.

     (g)  Severability.  The illegality or unenforceability of any provision of
          ------------
this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

     (h)  No Third Parties Benefited.  This Amendment is made and entered into
          --------------------------
for the sole protection and legal benefit of the Company, the Syndication Agent, the Documentation Agent, the Banks and the Agent, and their successors and assigns, and no other Person shall be a

                                       4.

direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment. Each of the Agent, the Syndication Agent, the Documentation Agent and the Banks shall not have any obligation to any Person not a party to this Amendment.

     (i)  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
          -------------
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     (j)  Entire Agreement.  This Amendment embodies the entire agreement and
          ----------------
understanding among the Company, the Banks, the Syndication Agent, the Documentation Agent and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     (k)  Interpretation.  This Amendment is the result of negotiations between
          --------------
and has been reviewed by counsel to the Agent, the Company and other parties, and is the product of all parties hereto. Accordingly, this Amendment shall not be construed against the Banks, the Syndication Agent, the Documentation Agent or the Agent merely because of the Agent's or such other Person's involvement in the preparation of such documents and agreements.



                           [SIGNATURE PAGES FOLLOW.]

                                       5.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.


                             THE COMPANY
                             -----------


                             ADVANCED MICRO DEVICES, INC.


                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------


                             THE AGENT
                             ---------


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as Administrative Agent


                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             THE SYNDICATION AGENT
                             ---------------------


                             ABN AMRO BANK N.V., as Syndication Agent

                             By: ABN AMRO NORTH AMERICA, INC.,
                                its agent


                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------

                                       6.

                             THE DOCUMENTATION AGENT
                             -----------------------


                             CANADIAN IMPERIAL BANK OF COMMERCE, as
                             Documentation Agent

                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             THE BANKS
                             ---------


                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION, as a Bank

                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------


                             ABN AMRO BANK N.V., as a Bank

                             By: ABN AMRO NORTH AMERICA, INC.,
                                its agent


                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             CANADIAN IMPERIAL BANK OF COMMERCE, as a Bank

                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------

                                       7.

                             BANKBOSTON, N.A.


                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             THE BANK OF NOVA SCOTIA


                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             BANQUE PARIBAS


                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             THE DAI-ICHI KANGYO BANK, LTD.


                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             FLEET NATIONAL BANK


                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------

                                       8.

                             THE INDUSTRIAL BANK OF JAPAN, LIMITED


                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             KEYBANK NATIONAL ASSOCIATION


                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED



                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------


                             THE MITSUBISHI TRUST AND BANKING CORPORATION



                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             ROYAL BANK OF CANADA


                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             THE SAKURA BANK LIMITED, SAN FRANCISCO AGENCY



                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------

                                       9.

                             THE SUMITOMO TRUST AND BANKING COMPANY, LIMITED


                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------



                             UNION BANK OF CALIFORNIA, N.A.


                             By:
                                ----------------------------------------------

                             Title:
                                   -------------------------------------------

                                      10.